Exhibit 99.2

Albemarle Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME – QUARTERLY – AS PREVIOUSLY REPORTED

(In Thousands, Except Per Share Amounts; Unaudited)

	2012			2011
	1st Quarter	2nd Quarter	3rd Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Net sales	$711,704	$684,894	$661,226	$696,530	$742,108	$722,977	$707,390
Cost of goods sold	463,817	442,209	446,469	463,514	490,159	464,965	473,308

Gross profit	247,887	242,685	214,757	233,016	251,949	258,012	234,082
Selling, general and administrative expenses	80,692	74,624	59,982	73,039	82,907	77,169	79,021
Research and development expenses	19,049	20,911	19,831	17,615	19,947	20,534	18,987
Restructuring and other charges	—	94,703	6,508	—	—	—	—

Operating profit	148,146	52,447	128,436	142,362	149,095	160,309	136,074
Interest and financing expenses	(8,734)	(8,486)	(7,914)	(9,592)	(9,274)	(9,710)	(8,998)
Other income (expenses), net	(118)	(688)	2,370	338	(760)	956	(177)

Income before income taxes and equity in net income of unconsolidated investments	139,294	43,273	122,892	133,108	139,061	151,555	126,899
Income tax expense	35,466	14,747	26,591	32,172	30,154	38,097	29,591

Income before equity in net income of unconsolidated investments	103,828	28,526	96,301	100,936	108,907	113,458	97,308
Equity in net income of unconsolidated investments (net of tax)	8,586	12,712	7,935	12,831	14,787	9,500	6,636

Net income	$112,414	$41,238	$104,236	$113,767	$123,694	$122,958	$103,944
Net income attributable to noncontrolling interests	(4,371)	(3,506)	(4,975)	(7,187)	(9,535)	(6,860)	(4,501)

Net income attributable to Albemarle Corporation	$108,043	$37,732	$99,261	$106,580	$114,159	$116,098	$99,443

Basic earnings per share	$1.21	$0.42	$1.11	$1.16	$1.24	$1.29	$1.12

Diluted earnings per share	$1.20	$0.42	$1.10	$1.15	$1.23	$1.28	$1.11

Weighted-average common shares outstanding – basic	88,997	89,414	89,327	91,633	91,713	89,935	88,805

Weighted-average common shares outstanding – diluted	89,947	90,051	89,879	92,517	92,795	90,958	89,819

Cash dividends declared per share of common stock	$0.20	$0.20	$0.20	$0.165	$0.165	$0.165	$0.175

Exhibit 99.2
Albemarle Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME – QUARTERLY – AS ADJUSTED

(In Thousands, Except Per Share Amounts; Unaudited)

	2012			2011
	1st Quarter	2nd Quarter	3rd Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Net sales	$711,704	$684,894	$661,226	$696,530	$742,108	$722,977	$707,390
Cost of goods sold	460,724	435,606	443,476	461,172	489,731	462,575	500,580

Gross profit	250,980	249,288	217,750	235,358	252,377	260,402	206,810
Selling, general and administrative expenses	74,004	61,735	53,404	68,343	82,307	72,394	137,026
Research and development expenses	19,049	20,911	19,831	17,615	19,947	20,534	18,987
Restructuring and other charges	—	94,703	—	—	—	—	—

Operating profit	157,927	71,939	144,515	149,400	150,123	167,474	50,797
Interest and financing expenses	(8,734)	(8,486)	(7,914)	(9,592)	(9,274)	(9,710)	(8,998)
Other income (expenses), net	(118)	(688)	2,370	338	(760)	956	(177)

Income before income taxes and equity in net income of unconsolidated investments	149,075	62,765	138,971	140,146	140,089	158,720	41,622
Income tax expense (benefit)	39,028	21,882	32,472	34,729	30,498	40,698	(1,791)

Income before equity in net income of unconsolidated investments	110,047	40,883	106,499	105,417	109,591	118,022	43,413
Equity in net income of unconsolidated investments (net of tax)	8,586	12,712	7,935	12,831	14,787	9,500	6,636

Net income	$118,633	$53,595	$114,434	$118,248	$124,378	$127,522	$50,049
Net income attributable to noncontrolling interests	(4,371)	(3,506)	(4,975)	(7,187)	(9,535)	(6,860)	(4,501)

Net income attributable to Albemarle Corporation	$114,262	$50,089	$109,459	$111,061	$114,843	$120,662	$45,548

Basic earnings per share	$1.28	$0.56	$1.23	$1.21	$1.25	$1.34	$0.51

Diluted earnings per share	$1.27	$0.56	$1.22	$1.20	$1.24	$1.33	$0.51

Weighted-average common shares outstanding – basic	88,997	89,414	89,327	91,633	91,713	89,935	88,805

Weighted-average common shares outstanding – diluted	89,947	90,051	89,879	92,517	92,795	90,958	89,819

Cash dividends declared per share of common stock	$0.20	$0.20	$0.20	$0.165	$0.165	$0.165	$0.175

Additional Information

It should be noted that Net income attributable to Albemarle Corporation (“earnings”) per diluted share which excludes special items, as well as segment income, are financial measures that are not required by, or presented in accordance with, GAAP. These measures are presented below to provide additional useful measurements to review our operations, provide transparency to investors and enable period-to-period comparability of financial performance. Also included in the presentations below are reconciliations of these non-GAAP measures to their most directly comparable financial measures calculated and reported in accordance with GAAP.